Prospectus Supplement	August 1, 2019

Putnam Sustainable Leaders Fund
Prospectus dated October 30, 2018

Effective August 1, 2019, the following replaces a similar footnote to the “Management fees” column in the “Annual fund operating expenses” table in the sub-section “Fees and expenses” in the “Fund summary” section:

† Management fees reflect a performance adjustment. The fund’s base management fee is subject to adjustment, up or down, based on the fund’s performance relative to the performance of the S&P 500 Index for portions of a performance period after August 1, 2019 and the Russell 3000 Growth Index for portions of a performance period prior to August 1, 2019. For the most recent fiscal year, the fund’s base management fee prior to any performance adjustment was 0.553%.

Effective August 1, 2019, the “Average annual total returns after sales charges” table and related footnotes in the “Investments, risks, and performance - Performance” sub-section in the “Fund summary” section are replaced in their entirety with the following:

Average annual total returns after sales charges
(for periods ended 12/31/17)

Share class	1 year	5 years	10 years
Class A before taxes	21.63%	15.03%	8.00%
Class A after taxes on distributions	20.25%	13.43%	7.23%
Class A after taxes on distributions and sale of fund shares	13.34%	11.75%	6.35%
Class B before taxes	23.08%	15.31%	7.99%
Class C before taxes	27.09%	15.54%	7.83%
Class M before taxes	23.93%	15.01%	7.71%
Class R before taxes	28.73%	16.11%	8.37%
Class R6 before taxes*	29.39%	16.70%	8.91%
Class Y before taxes	29.39%	16.70%	8.91%
S&P 500 Index (no deduction for fees, expenses or taxes)**	21.83%	15.79%	8.50%
Russell 3000 Growth-S&P 500 Linked Benchmark	29.59%	17.16%	9.93%
(no deduction for fees, expenses or taxes) ***

* Performance for class R6 shares prior to their inception (May 22, 2018) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

** As of August 1, 2019, the S&P 500 Index (an unmanaged market capitalization weighted index of common stock performance) replaced the Russell 3000 Growth Index (a market capitalization weighted index based on the Russell 3000 Index, used to provide a gauge of the performance of growth stocks in the United States) as the benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by the S&P 500 Index more accurately reflect the types of securities that generally are held by the fund. The average annual total returns of the Russell 3000 Growth Index for the one-year, five-year, and ten-year periods ended on December 31, 2017 were 29.59%, 17.16%, and 9.93%, respectively. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

*** The Russell 3000 Growth-S&P 500 Linked Benchmark represents performance of the Russell 3000 Growth Index from the inception date of the fund, August 31, 1990, through July 31, 2019 and performance of the S&P 500 Index from August 1, 2019 forward.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

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Effective August 1, 2019, the first six paragraphs of the sub-section “The fund’s investment manager” in the section “Who oversees and manages the fund” are replaced in their entirety with the following:

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business.

The basis for the Trustees’ approval of the previous management contract between the fund and Putnam Management, dated February 27, 2014 (the “Previous Management Contract”), and the sub-management contract described below is discussed in the fund’s annual report to shareholders dated June 30, 2018. The basis for the Trustees’ approval of the current management contract between the fund and Putnam Management, dated August 1, 2019 (the “Current Management Contract”) will appear in the fund’s annual report to shareholders dated June 30, 2019.

The fund pays a monthly base management fee to Putnam Management. The base fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets), and generally declines as the aggregate net assets increase.

The fund’s monthly base fee described above is increased or reduced by a performance adjustment. The amount of the performance adjustment is calculated monthly based on a performance adjustment rate that is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of a performance index, each measured over the performance period. Prior to August 1, 2019, pursuant to the Previous Management Contract, the Russell 3000 Growth Index was the performance index. Under the Current Management Contract, for all periods beginning on or after August 1, 2019, on a prospective basis, the S&P 500 Index is the performance index.

The performance period is the thirty-six month period then ended. The performance adjustment rate is multiplied by the fund’s average net assets over the performance period, divided by twelve, and added to, or subtracted from, the base fee for that month. Because the performance adjustment is based on a rolling thirty-six-month performance period, there will be a transition period during which the fund’s performance will be compared to a composite index that reflects the performance of the Russell 3000 Growth Index for the portion of the performance period before August 1, 2019, and the performance of the S&P 500 Index for the remainder of the period.

The maximum annualized performance adjustment rate is 0.12%.

Because the performance adjustment is based on the fund’s performance relative to its performance index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its performance index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its performance index.